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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  MAY 29, 2003



                                LAMAR MEDIA CORP.
             (Exact name of registrant as specified in its charter)


          DELAWARE                       0-20833                 72-1205791
(State or other jurisdiction         (Commission File          (IRS Employer
      of incorporation)                  Number)             Identification No.)



             5551 CORPORATE BOULEVARD, BATON ROUTE, LOUISIANA 70808
              (Address of principal executive offices and zip code)



                                 (225) 926-1000
              (Registrant's telephone number, including area code)

                                  CO-REGISTRANT

 Exact name of registrant as   State or other jurisdiction      IRS Employer
  specified in its charter          of incorporation          Identification No.

  LAMAR ADVERTISING COMPANY            DELAWARE                  72-1449411
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ITEM 5. OTHER EVENTS.

      On May 30, 2003, Lamar Media Corp. (the "Company") issued a press release announcing the pricing of its institutional private placement of $125 million senior subordinated notes. In accordance with Rule 135(c) of the Securities Act of 1933, the Company hereby files as Exhibit 99.1 a copy of the Company's press release dated May 30, 2003 and hereby files as Exhibit 99.2 a copy of the Company's press release dated May 29, 2003.

ITEM 7. EXHIBITS.

      The following exhibits are filed herewith:

Exhibit 99.1    Press Release dated May 30, 2003

Exhibit 99.2    Press release dated May 29, 2003





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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 30, 2003                  LAMAR ADVERTISING COMPANY


                                       By: /s/ Keith Istre
                                          ----------------------------------
                                           Keith Istre
                                           Chief Financial Officer

Date: May 30, 2003                  LAMAR MEDIA CORP.


                                       By: /s/ Keith Istre
                                          ----------------------------------
                                           Keith Istre
                                           Chief Financial Officer





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                                  EXHIBIT INDEX

Exhibit 99.1    Press Release dated May 30, 2003

Exhibit 99.2    Press Release dated May 29, 2003






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